UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):                    June 7, 2005

Medis Technologies Ltd.

(Exact name of Registrant as specified in its charter)

Delaware	0-30391	13-3669062
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

805 Third Avenue
New York, New York 10022
(Address of principal executive offices)

Registrant’s telephone number: (212) 935-8484

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On June 7, 2005, Medis Technologies Ltd. (the “Registrant”) announced that it entered into a Cooperation Agreement (the “Agreement”) with one of the largest mobile operators in the United States.

A copy of the press release announcing the Agreement is being filed as Exhibit 99.1 to this report.

Item 9.01.	Financial Statements and Exhibits.
(a)	Financial Statements of Businesses Acquired - None
(b) Pro Forma Financial Information - None
(c) Exhibits:

Exhibit No.	Description

99.1	Press release dated June 7, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	June 7, 2005
MEDIS TECHNOLOGIES LTD.

By: /s/ Robert K. Lifton
Name: Robert K. Lifton
Title: Chief Executive Officer